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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2004
                                                         -----------------


                               Legend Mobile, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      000-24835                                         38-3399098
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(Commission File Number)                    (IRS Employer Identification Number)

          777 Eisenhower Parkway, Suite 102, Ann Arbor, Michigan 48108
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                    (Address of Principal Executive Offices)

                                 (734) 389-0270
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition.

On December 7, 2004, Legend Mobile, Inc., a Delaware corporation (the "Registrant") issued the attached press release that included financial information for its third fiscal quarter of fiscal 2004. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Commission and shall not be deemed incorporated by reference into any of the Company's registration statements or other filings with the Commission.


Item 9.01      Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1      Press release issued by Legend Mobile, Inc. dated
                  December 7, 2004



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEGEND MOBILE, INC.
                                        (Registrant)



Dated: December 13, 2004                By: /s/ Peter Klamka
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                                            Peter Klamka, CEO









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                                  EXHIBIT INDEX


Exhibit No.                Exhibits.
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99.1     Press Release issued by Legend Mobile, Inc. dated December 7, 2004.